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                                       UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported): April 26, 2007

                                    EDISON INTERNATIONAL
                   (Exact name of registrant as specified in its charter)

          CALIFORNIA               001-9936                  95-4137452
 (State or other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)         File Number)            Identification No.)

                                  2244 Walnut Grove Avenue
                                       (P.O. Box 800)
                                 Rosemead, California 91770
                (Address of principal executive offices, including zip code)

                                        626-302-2222
                    (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))
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      This current report and its exhibits include forward-looking statements. Edison
International based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International. Edison International has no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events, or otherwise. This current report should be read with Edison International's Annual Report on
Form 10-K for the year ended December 31, 2006, and subsequent Quarterly Reports on Form
10-Q.

                      Section 5 - Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Approval of 2007 Performance Incentive Plan

      The Board of Directors of Edison International (the "Board") previously adopted the
2007 Performance Incentive Plan (the "2007 Plan"), subject to shareholder approval of the
2007 Plan.  According to the results from Edison International's annual shareholder meeting held on April 26, 2007, Edison International's shareholders have approved the 2007 Plan.

      The following summary of the 2007 Plan is qualified in its entirety by reference to the text of the 2007 Plan, which was previously filed as Exhibit A to the Edison
International and Southern California Edison Company ("SCE") Joint Proxy Statement (the
"Proxy Statement") filed on March 16, 2007, and is incorporated by reference herein.

      The Board or one or more committees appointed by the Board will administer the 2007
Plan.  The Board has delegated general administrative authority for the 2007 Plan to its
Compensation and Executive Personnel Committee.

      The administrator of the 2007 Plan has broad authority under the 2007 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

      Persons eligible to receive awards under the 2007 Plan include officers or employees of Edison International or any of its subsidiaries, and non-employee members of the Edison
International and SCE Boards of Directors.

      Prior to the adoption of the 2007 Plan, Edison International maintained two active equity compensation plans, the Edison International Equity Compensation Plan (the "ECP")
and the Edison International 2000 Equity Plan (the "2000 Plan" and together with the ECP, the "Prior Plans").

      The maximum number of shares of Edison International's common stock that may be issued or transferred pursuant to awards under the 2007 Plan equals the sum of: (1)
8,500,000 shares, plus (2) the number of any shares subject to awards granted under the
Prior Plans and

outstanding on April 26, 2007, which expire, or for any reason are cancelled or terminated, after that date without being exercised or shares being delivered
(including shares that become available because outstanding awards are settled in cash, but not any shares exchanged or withheld or deemed exchanged or withheld as full or partial payment for any award or for withholding taxes thereon).  As of March 6, 2007, approximately 15,430,941 shares were subject to awards then outstanding under the Prior
Plans.  No additional awards will be granted under the Prior Plans on or after April 26,
2007.

      The types of awards that may be granted under the 2007 Plan include stock options, stock appreciation rights, restricted stock, stock units, performance shares, stock bonuses and other forms of awards granted or denominated in Edison International's common stock, as well as certain cash bonus awards.

Edison International 2007 Executive Bonus Program

      The Compensation and Executive Personnel Committee of the Board approved the 2007
Executive Bonus Program (the "2007 Bonus Program") subject to shareholder approval of the
2007 Plan as described above.  On April 26, 2007, Edison International's shareholders approved the 2007 Plan.

      The following summary of the 2007 Bonus Program is qualified in its entirety by reference to the text of the 2007 Bonus Program which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

      The 2007 Bonus Program will be administered by the Compensation and Executive
Personnel Committee of the Board.

      The 2007 Bonus Program creates a bonus pool having a maximum value equal to 1.5% of
Edison International's consolidated earnings from continuing operations during fiscal year
2007.  As disclosed in the Proxy Statement, certain Edison International executive officers were granted performance-based awards under the 2007 Bonus Program having a maximum value equal to a fixed percentage of the bonus pool, if any.  The maximum fixed percentage of the bonus pool allocated to each named executive officer of Edison International who participates in the 2007 Bonus Program is as follows:

      Name and Title                            Percentage of Bonus Pool

      John E. Bryson, Chairman of the Board,          36%
      President and CEO of Edison International and
      Chairman of the Board of SCE

      Alan J. Fohrer, CEO of SCE                      12%

      Thomas R. McDaniel, Executive Vice              12%
      President, CFO and Treasurer of
      Edison International

      Theodore F. Craver, Jr., CEO of                 12%
      Edison Mission Group Inc.

      John R. Fielder, President of SCE               8%

      The Compensation and Executive Personnel Committee retains discretion to reduce the actual amount payable to any of these officers but it is not allowed to increase the actual amount payable to any of the officers or to re-allocate any reduced bonus amount between program participants.

                       Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

      See the Exhibit Index below.

                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EDISON INTERNATIONAL
                                               (Registrant)

                                       /s/ Linda G. Sullivan
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                                       Linda G. Sullivan
                                       Vice President and Controller

Date:  May 2, 2007

                                       EXHIBIT INDEX

Exhibit No.     Description

10.1            Edison International 2007 Performance Incentive Plan
                (incorporated by reference from Exhibit A to the Edison
                International and Southern California Edison Company
                Joint Proxy Statement filed on March 16, 2007)*

10.2            Edison International 2007 Executive Bonus Program

                * Incorporated herein by reference pursuant to Rule 12b-32.